SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K



         Current Report Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): March 14, 1997



                  RED OAK HEREFORD FARMS, INC.
     (Exact Name of Registrant as Specified in its Charter)




          NEVADA              33-89714         84-1120614
     (State or Other          (Commission      (Employer
      Jurisdiction)            File Number)    Identification
                                                 Number)



            2010 Commerce Drive, Red Oak, Iowa 51566
            (Address of Principal Executive Offices)



Registrant's Telephone Number, including Area Code: (712) 623-9224




Wild Wings, Inc., 897 South Artistic Circle, Springville, Utah 84663
 (Former Name or Former Address, if changed, since last report)




ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Red Oak Hereford Farms, Inc.,f/k/a, Wild Wings, Inc, a Nevada corporation (the "Company") entered into an Agreement and Plan of Reorganization dated March 14, 1997,
 (the "Reorganization") between the Company and Red Oak Farms, Inc., an Iowa corporation ("Red Oak"), pursuant to which the Company acquired Red Oak in a tax-free reorganization whereby the shareholders of Red Oak were issued 10,000,000 restricted common shares of the Company plus options to acquire an additional 3,000,000 common shares in exchange for all the issued and outstanding common shares of Red Oak.

     At the time of the reorganization the shareholders of the Company elected new persons to the board of directors of the Company. At the meeting of the shareholders held on March 14, 1997, Brenda Hall resigned as the President,
 Secretary and Treasurer and sole director of the Company and the shareholders of the Company elected new officers and directors: Gordon Reisinger, Director and President;
 John Derner, Director, Treasurer and Vice-President;
 Charles Kolbe, Director and Secretary; and Leo M. DeSpain, Director. The new directors and officers accepted the appointments effective March 14, 1997.

     In connection with the reorganization, the Company entered a cancellation agreement with Komatsu Investments Limited ("Komatsu") whereby the Company repurchased and canceled 12,000,000 common shares of the Company owned by Komatsu. The Reorganization and the cancellation agreement resulted in a change of control of the Company with control changing from Komatsu to new directors of the Company and the shareholders of Red Oak. As a result of the reorganization, a controlling interest of 91.24% of the Company's common shares are now held by the former Red Oak Farms, Inc. shareholders.

ITEM 2.   ACQUISITION AND DISPOSITION OF ASSETS

     On March 14, 1997, the shareholders of the Company approved the sale of all of the assets of the Company's business including the rights to the name Wild Wings to Wild Wings Hunting & Sporting Clays Club, Inc., a Utah corporation which is 100% owned by David N. Nemelka, a former officer and director of the Company, for the sum of $51,000 plus the assumption of certain liabilities of the Company associated with the assets being sold.

     Also on March 14, 1997, the Company entered into an Agreement and Plan of Reorganization (the "Reorganization") with Red Oak
 Farms, Inc., an Iowa corporation (Red Oak).   Pursuant to the
 Reorganization, Red Oak delivered to the Company, 10,000,000 shares of common stock of Red Oak which represents the total issued and outstanding stock of Red Oak in exchange for 10,000,000 shares of common stock of the Company and options for an additional 3,000,000 shares of common stock of the Company.
  The number of shares of Common Stock delivered to Red Oak pursuant to the Reorganization was determined by negotiation between the parties.

     As a result of the Reorganization, the shareholders of Red Oak own 91.24% of the outstanding Common Stock of the Company.
  Following the Reorganization, Red Oak Farms, Inc. became a wholly owned subsidiary of the Company and the Company changed its name to Red Oak Hereford Farms, Inc.
  The business of Red Oak has become the business of the Company. The Company's current business is the production, management and marketing of high quality "branded" beef. To this end, Red Oak has negotiated an agreement with the American Hereford Association that gives the Company the exclusive rights to manage production and market world-wide, the Association's Certified Hereford Beef Program. Certified Hereford Beef is a premium branded beef program that capitalizes on the consumer sensory qualities of tenderness, juiciness, flavor and palatability inherent in Hereford cattle genetics.

     The description contained herein of the Reorganization is qualified in its entirety by reference to the Agreement and Plan of Reorganization dated as of March 14, 1997 by and among the Company and Red Oak, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     At its board meeting on March 17, 1997, the Board of Directors of the Company engaged the accounting firm of Baird, Kurtz & Dobson, Certified Public Accountants, as independent accountants for the Company for 1997. The work of Pritchett, Siler and Hardy was terminated after the Form 10-KSB report for December 31, 1996 was filed with the SEC on March 13, 1997. In connection with the reorganization, the Company's principal offices and operations changed from Utah to Iowa.
  For this reason it was determined that the Company should engage an accounting firm nearer the location of the Company's headquarters.

     During the two most recent fiscal years, there have been no disagreements with Pritchett, Siler and Hardy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     Pritchett, Siler and Hardy's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles. The report did contain an explanatory uncertainty paragraph regarding substantial doubt about the entity's ability to continue as a going concern for a reasonable period of time.

     The Company has requested that Pritchett, Siler and Hardy furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Pritchett, Siler and Hardy's letter to the SEC, dated March 21,1997, is filed as Exhibit 16 to the Form 8-K.

ITEM 5.   OTHER EVENTS

     Also as a result of the Reorganization, the Company changed its trading symbol on the NASD OTC Bulletin Board from WILG to HERF, effective March 17, 1997.






ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired

          The audited financial statements of Mid-Ag, LC, which was reorganized on February 24, 1997 as Red Oak Farms, Inc., an Iowa corporation, as of December 31, 1996 and 1995, and the related statements of operations, changes in members equity and cash flows for the years ended December 31, 1996 and 1995, and for the period August 9, 1994 (inception) to December 31, 1994 are attached.

          The reorganization was accounted for as a reverse acquisition and accordingly, the exchange of shares between Red Oak and Wild Wings, Inc. did not result in any change in the basis of accounting for Red Oak's assets and liabilities.

     (b) Pro Forma financial Information

          Pro Forma financial information has not been prepared since Wild Wings, Inc. did not have any significant revenues or expenses prior to the reorganization, and would not differ materially from the Red Oak financial statements included herein.

     (c) Exhibits.

     No.       Description

     2.1       Plan of Reorganization
     2.2       Business Sale Agreement
     16        Letter re change in certifying accountant
     28.1      Certificate of Amended Articles of Incorporation
               filed with the Nevada Secretary of State on March 17, 1997.
     28.2      Certificate of Articles of Exchange filed with
               the Nevada Secretary of State on March 17, 1997.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RED OAK HEREFORD FARMS, INC.

Date: March 27, 1997                    By:

                                     /s/ Gordon Reisinger
                                        President

                        Mid-Ag, L.C.

                   Accountants' Report and
                    Financial Statements

              December 31, 1996, 1995 and 1994

                        MID-AG, L.C.

              DECEMBER 31, 1996, 1995 AND 1994


                          CONTENTS

                                                        Page

INDEPENDENT ACCOUNTANTS' REPORT                                  1

FINANCIAL STATEMENTS
  Balance Sheets                                                 2
  Statements of Operations                                       3
  Statements of Changes in Members' Equity                       4
  Statements of Cash Flows                                       5
  Notes to Financial Statements                                  6

INDEPENDENT ACCOUNTANTS' REPORT ON
  SUPPLEMENTARY INFORMATION                                     13

SUPPLEMENTARY INFORMATION
  Schedules of Operating Expenses                               14

               Independent Accountants' Report



To the Members
Mid-Ag, L.C.
Red Oak, Iowa


  We have audited the accompanying balance sheets of MID-AG, L.C. as of December 31, 1996 and 1995, and the related statements of operations, changes in members' equity and cash flows for the years ended December 31, 1996 and 1995, and for the period August 9, 1994 (inception) to December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MID-AG, L.C. as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years ended December 31, 1996 and 1995, and for the period August 9, 1994 (inception) to December 31, 1994, in conformity with generally accepted accounting principles.

   The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in the notes to financial statements, the Company has suffered recurring losses from operations and deficit cash flows, and is in technical noncompliance with its loan and product license agreement. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





Kansas City, Missouri
January 31, 1997, except for Note 2, as
    to which the date is February 26, 1997

                       BALANCE SHEETS

                 DECEMBER 31, 1996 AND 1995


                           ASSETS

                                            1996      1995
CURRENT ASSETS
     Accounts receivable              $2,219,631 $3,280,929
     Inventory                           948,092 1,416,416
     Prepaid expenses
                                          26,589    18,541
                    Total Current      3,194,312
Assets                                           4,715,886

PROPERTY AND EQUIPMENT, At cost
     Leasehold improvements               65,345    58,965
     Office equipment                    119,195
                                                    75,188
                                         184,540   134,153
     Less accumulated depreciation
                                          51,693    20,004
                                         132,847
                                                   114,149

OTHER ASSETS
                                          70,312    53,529

                                      $3,397,471 $4,883,564

  LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
     Note payable, bank               $1,109,889 $1,821,273
     Current maturities of long-       1,018,063
term debt
     Accounts payable                    341,604 1,258,583
     Accounts payable, affiliates         24,401   274,776
     Accrued expenses                    113,862
                                                    74,569
                    Total Current      2,607,819
Liabilities                                      3,429,201

DEFERRED INCOME                          300,000
                                                   100,000

LONG-TERM DEBT                           477,647

MEMBERS' EQUITY
                                          12,005 1,354,363

                                      $3,397,471 $4,883,564


                  STATEMENTS OF OPERATIONS

       YEARS ENDED DECEMBER 31, 1996 AND 1995, AND THE
   PERIOD AUGUST 9, 1994 (INCEPTION) TO DECEMBER 31, 1994




                                 1996       1995      1994

NET SALES                  $60,366,258 $34,278,255         $
                                                    5,582

COST OF GOODS SOLD
     Related parties       12,342,894  8,665,843
     Others
                           49,589,218 25,033,474     4,992

                           61,932,112 33,699,317     4,992

GROSS PROFIT (LOSS)        (1,565,854)                 590
                                        578,938

OPERATING EXPENSES                                  187,765
                            1,074,859    687,654

LOSS FROM OPERATIONS       (2,640,713)            (187,175)
                                      (108,716)

OTHER EXPENSE
     Interest expense
                              194,145     44,141

NET LOSS                   $(2,834,858) $ (152,857) $(187,175)

          STATEMENTS OF CHANGES IN MEMBERS' EQUITY

       YEARS ENDED DECEMBER 31, 1996 AND 1995, AND THE
   PERIOD AUGUST 9, 1994 (INCEPTION) TO DECEMBER 31, 1994




                                1996      1995      1994

BALANCE, BEGINNING OF     $ 1,354,363         $
PERIOD                                 147,075


CAPITAL CONTRIBUTIONS      1,492,500 1,360,145 $ 334,250


NET LOSS
                         (2,834,858) (152,857) (187,175)


BALANCE, END OF PERIOD    $ 12,005 $1,354,363 $ 147,075



                  STATEMENTS OF CASH FLOWS

       YEARS ENDED DECEMBER 31, 1996 AND 1995 AND THE
   PERIOD AUGUST 9, 1994 (INCEPTION) TO DECEMBER 31, 1994




                                   1996       1995     1994

CASH FLOWS FROM OPERATING
ACTIVITIES
     Net loss                $(2,834,858) $   (152,857) $(187,175)
Items not requiring
cash:
          Depreciation and      56,858     43,156    5,216
amortization
     Changes in:
          Accounts           1,061,298 (3,250,468 (30,461)
receivable                                      )
          Inventories          468,324 (1,416,416
                                                )
          Prepaid expenses     (8,048)   (18,541)
          Deferred income      200,000    100,000
          Accounts payable   (1,128,061)  1,554,204   53,724
and accrued expenses
          Other assets
                              (41,952)   (31,570)  (6,227)
                    Net cash
used in operating activities (2,226,439) (3,172,492) (164,923)


CASH FLOWS FROM INVESTING
ACTIVITIES
     Purchase of property     (50,387)  (115,799) (18,354)
and equipment
     Organization costs
                                                  (44,100)
                    Net cash
used in investing activities  (50,387)  (115,799) (62,454)

CASH FLOWS FROM FINANCING
ACTIVITIES
     Capital contributions   1,492,500  1,360,145  334,250
     Proceeds from issuance  1,500,000
of long-term debt
     Net borrowings          (711,384)  1,821,273
(payments) on line of credit
     Payments on long-term
debt                           (4,290)
                    Net cash
provided by financing        2,276,826  3,181,418  334,250
activities

INCREASE (DECREASE) IN CASH          0  (106,873)  106,873

CASH, BEGINNING OF PERIOD
                                     0    106,873        0

CASH, END OF PERIOD                  $          $ $ 106,873
                                     0          0


NOTE  1:   NATURE  OF OPERATIONS AND SUMMARY OF  SIGNIFICANT
ACCOUNTING POLICIES

Nature of Operations

   The Company was formed August 9, 1994 as a limited liability company. The life of the limited liability company is thirty years from the date of formation unless terminated earlier by amendment or agreement of all parties. The Company sells premium, branded, fresh beef to retail and food service markets and extends unsecured credit to customers predominantly located in the southwest and midwest United States.

Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Exclusive License and Royalty Agreement

   The Company entered into an agreement on September 6, 1994, with the American Hereford Association (the "AHA") for the exclusive license and right to process, distribute and sell Certified Hereford Beef ("CHB") under the CHB Trademark. The AHA works in conjunction with the Company, providing marketing assistance, as well as pricing and promotional strategies to the Company's major customers. The agreement, which expires December 31, 1999, requires the Company to maintain certain cattle processing standards and process a certain number of CHB cattle. In addition, the agreement requires the Company to pay the AHA a royalty fee calculated for CHB cattle processed which approximated $213,000 and $130,000 for the years ended December 31, 1996 and 1995, respectively. No royalty fees were incurred for the period August 9, 1994 to December 31, 1994.

Inventory Pricing

   Inventories of boxed beef are priced using market value less cost of disposition. All other inventories are stated at the lower of cost or market determined using the FIFO
(first-in, first-out) method.

Property and Equipment

   Property and equipment are depreciated over the estimated useful life of each asset. Leasehold improvements are depreciated over the shorter of the lease term or the estimated useful lives of the improvements. Annual depreciation is primarily computed using accelerated methods.
NOTE 1:  NATURE OF OPERATIONS AND SUMMARY OF
        SIGNIFICANT ACCOUNTING POLICIES (Continued)

Other Assets

    The   Company   has  various  other  assets,   including
organization costs, grant performance costs, and loan and grant origination costs. Amortization is computed using the straight-line method over the following lives:

    Organization costs            5 years
    Loan and grant origination    Life of agreements
    costs

   Costs related to the performance of grant conditions are capitalized and expensed when grant terms are fully met.
Related grants are discussed in deferred income.

Deferred Income

   Deferred income consists of two grants from the Iowa Department of Economic Development. The first was for $100,000 received in 1995 to form the Certified Hereford Beef Program. The Company is required, among other things, to feed a certain number of cattle in Iowa by June 1998. When the Company meets the conditions, grant repayment is permanently waived and the income will be recognized.

   In 1996, the Company received an additional grant for $200,000 to plan, market or construct a new state-of-the-art beef processing facility in southwest Iowa by June 2001. This grant will be amortized into income at such time as the plant is completed over the life of the facility.

Income Taxes

  The Company, as a limited liability company, is taxed as a partnership. Income tax liabilities on the taxable income of the Company will be assumed by the members and, accordingly, are not reflected in the accompanying financial statements.


NOTE 2:  SIGNIFICANT ESTIMATES AND CONCENTRATIONS

    Generally   accepted   accounting   principles   require
disclosure  of  certain  significant estimates  and  current
vulnerabilities   due  to  certain  concentrations.    Those
matters include the following:

Major Customers

  Net sales from two major customers approximated 65% of net sales in 1995. In 1996, one of the customers, representing approximately 45% of net sales, terminated its relationship with the Company.

    During 1996, net sales to three major customers approximated 70% of net sales. Subsequent to year end, one of the customers, representing approximately 27% of net sales, terminated its relationship with the Company. The Company is currently under negotiations with several large, potential customers and management feels the customer will be replaced within a reasonable period of time.

Product License Agreement

    In connection with the exclusive license agreement discussed in Note 1, the Company is required to process a certain number of CHB program cattle per year. In 1996, the Company processed approximately 55,000 head, which fell short of the 60,000 head set forth in the AHA agreement. Consequently, the exclusive license is revocable at June 30, 1997. Subsequent to year end, management and the AHA were in the process of negotiating terms for a new contract.

   Effective February 26, 1997, the AHA and the Company entered into a letter of intent to amend the agreement. The amendment is contingent upon the Company reorganizing as a public company as discussed in Note 9.

Custom Slaughter and Fabrication Agreement

   Subsequent to year end, the Company has renegotiated its contract with its major beef processor. Under the agreement, the Company is required to process 800 to 4,000 CHB carcasses per week. If the carcass count falls below these numbers in any given week, the processor has the right to terminate the agreement.


NOTE 3:  INVENTORIES

  Inventories at December 31, 1996 and 1995 consisted of the following:

                              1996        1995

     Boxed beef           $860,810  $1,386,359
     Other
                            87,282      30,057

                          $948,092  $1,416,416

NOTE 4:  NOTES PAYABLE AND LONG-TERM DEBT

   Short-term notes payable consisted of the following at December 31, 1996 and 1995:

                                           1996
                                                       1995

     Revolving line of credit (A)    $1,109,889   $1,821,27
                                                          3

   Long-term debt consisted of the following at December 31, 1996:

     IDED installment note (B)                $
                                        495,710
     Installment note, feed
     supplier (C)                     1,000,000
                                      1,495,710
     Less current maturities
                                      1,018,063

                                     $   477,64
                                              7
     (A) The Company had a revolving line of credit that provided for borrowings up to $2,500,000 at December
     31,  1995,  which was collateralized by  substantially
     all  of  the Company's assets and a securities  pledge
     agreement  by  the  AHA.   The revolving  loan,  which
     matured  August 15, 1996, bore interest at the  bank's
     prime rate plus 2 1/2% (10 1/2% at December 31, 1995) and required a .5% fee on the unused credit line, payable
     quarterly.   In addition, the Company was required  to
     maintain a lock box account with the lender.
           In August of 1996, the Company replaced the line
     of  credit  with a new line of credit at  a  different
     bank.   The line of credit provides for borrowings  up
     to  $4,000,000  and is secured by personal  guarantees
     of  two of the Company's members and is collateralized
     by  the  same assets as the previous line and  matures
     June  30,  1997.  The revolving loan bears an interest
     rate of 2% above the bank's prime rate (10.25% at December 31, 1996) and requires a fee of .25% of the
     unused  credit line, payable quarterly.   The  Company
     is  required to maintain a lock box account  with  the
     bank.
           In  connection with this note payable  to  bank,
     the  Company  is  required,  among  other  things,  to
     maintain   certain  financial  conditions,   including
     combined members' equity and subordinated debt  of  at
     least   $1,750,000.   The  Company  is  in   technical
     noncompliance  with  certain of the  requirements  and
     the  debt  is  callable  at the  bank's  option.   The
     Company  has  received no notice of the bank's  intent
     to  call  the debt.  Subsequent to December 31,  1996,
     members   have  contributed  additional   capital   of
     $125,000  and  have  pledged future  contributions  if
     necessary.
     (B)   Installment note payable to the Iowa  Department
     of Economic Development; due July 2015; payable in quarterly installments of $14,602 including interest
     at   prime,  with  final  payment  in  July  2015   of
     $409,716.

NOTE 4:  NOTES PAYABLE AND LONG-TERM DEBT (Continued)

     (C)   Due  October 2001; interest only payable monthly
     through  November  1998  at 1.75%  above  a  published
     prime  rate,  at  which time the  interest  rate  will
     change  retroactively to 1% above same published  rate
     and  will  continue to be paid monthly until maturity.
     Principal   is   to  be  paid  in  36  equal   monthly
     installments   commencing  November   1998.         In
     connection  with this note, the Company  is  required,
     among  other  things, to purchase  cattle  exclusively
     from  feedlots  which have fed to such  cattle  for  a
     minimum of 100 days the lenders' products.
            In  connection  with  this  note  payable,  the
     Company  is  also  required, among  other  things,  to
     remain  in compliance with the covenants set forth  in
     the   installment  note  agreement  discussed  at  (A)
     above,  in  which the feed supplier is a participating
     lender.   As  discussed  at (A),  the  Company  is  in
     technical  noncompliance with the Bank loan  ageements
     and  thus,  this entire loan is classified as  current
     in   the   accompanying  financial  statements.    The
     Company has received no notice of the feed supplier's intent to call the debt.

   Aggregate annual maturities of long-term debt are as follows:

            1997                            $1,018,063
            1998                                19,600
            1999                                21,268
            2000                                23,077
            2001
                                               413,702

                                            $1,495,710


NOTE 5:  OPERATING LEASES

    The   Company  leases  certain  office  equipment  under
noncancellable operating leases expiring in various years through 1999.

   Future minimum lease payments at December 31, 1996 are as follows:

            1997                               $10,716
            1998                                 8,811
            1999
                                                 4,608

            Future minimum lease payments      $24,135

   Rental expense for all operating leases consisted of $12,573 for the year ended December 31, 1996.
NOTE 6:  RELATED PARTY TRANSACTIONS

    The Company buys cattle and freight services from affiliates which have common management and ownership. Total purchases from these affiliates during the years ended December 31, 1996 and 1995 approximated $12,343,000 and $8,666,000, respectively. There were no accounts payable related to these purchases at December 31, 1996 and $233,000 at December 31, 1995.

   Program cattle are purchased and sold to third parties in anticipation of the Company's future harvesting needs by a cattle brokerage firm with common management and ownership. Cattle are brokered on a speculative basis, and the Company has no obligation to purchase cattle from the third parties.

   The Company also collects marketing/enrollment fees from certain of its suppliers and remits the fees to the related cattle brokerage firm. At December 31, 1996 and 1995, the Company had collected enrollment fees of approximately $376,000 and $151,000, respectively, and accounts payable to the affiliate were approximately $24,000 and $42,000, respectively.

   In December 1995, the Company moved into office space owned by a related party. No formal lease agreement exists between the Company and the related party and no office space rent was paid in 1996 or 1995, or the period August 9, 1994 to December 31, 1994.

  In addition, the Company is guarantor on two notes payable in an aggregate of $2,000,000 for two parties with ownership interest in the Company.


NOTE 7:  ADDITIONAL CASH FLOWS INFORMATION

            Additiona                              Period
            l Cash                              August 9,
            Informati       1996      1995        1994 to
            on                               December 31,
                                                     1994

                        $174,844   $44,141            $ 0
            Interest
            paid


NOTE 8:  GOING CONCERN

   The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has incurred losses and deficit cash flows since inception and has not yet been successful in establishing profitable operations and is in technical noncompliance with certain loan and licensing agreements. These factors raise substantial doubt about the ability of the Company to continue as going concern. In this regard, management is proposing to raise additional funds through loans and/or through raising additional capital with private placement offering, and increase product awareness through marketing efforts to attain a positive gross profit. There is no assurance that the Company will be successful in raising this additional capital or achieving profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


NOTE 9:  SUBSEQUENT EVENTS

   Subsequent to year end, the Company executed a letter of intent to reorganize the Mid-Ag, L.C. into Red Oak Hereford Farms, Inc., after which a public company will acquire all of the issued and outstanding shares in Red Oak Hereford Farms, Inc. in exchange for approximately 91% of the outstanding shares of the public company. The transaction is intended to qualify under Internal Revenue Code Section 368 as a tax-free reorganization. The shares of the public company will be issued and defined as "restricted securities" as defined in Rule 144 of the Securities Act of 1933. The transaction is projected to occur on or before March 10, 1997 subject to the terms set forth in the letter of intent.










             Independent Accountants' Report on
                  Supplementary Information




Board of Directors
Mid-Ag, L.C.
Red Oak, Iowa


  Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The nature of our audit procedures is more fully described in our report on the basic financial statements. Our report on the basic financial statements includes an emphasis paragraph discussing substantial doubt regarding the
Company's  ability  to  continue as a  going  concern.   The
accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplementary information for the years ended December 31, 1996 and 1995 has been subjected to the procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.







Kansas City, Missouri
January 31, 1997





               SCHEDULES OF OPERATING EXPENSES

           YEARS ENDED DECEMBER 31, 1996 AND 1995




                                      1996      1995

            Wages                        $  $349,922
                                   507,428
            Advertising            136,453    22,679
            Travel                 126,950    94,642
            Insurance               64,611    48,009
            Depreciation and        56,858    43,156
            amortization

            Legal and               47,500    24,655
            accounting
            Payroll taxes           38,649    27,076
            Telephone               28,691    20,531
            Meals and               15,683     9,353
            entertainment
            Equipment lease         12,573     3,232

            Office supplies          8,642     7,804
            Postage                  5,765     3,172
            Dues and                 5,054     7,958
            subscriptions
            Research and             1,724     1,830
            development
            Relocation                 600     8,924
            expense

            Commissions                        1,671
            Lobby expense                      1,533
            Data collection                    1,343
            Other
                                    17,678    10,164

                                $1,074,859  $687,654